UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Solicitation Material Pursuant to §240.14a-12

ZOOMCAR HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZOOMCAR HOLDINGS, INC.
Anjaneya Techno Park, No.147, 1st Floor
Kodihalli, Bangalore, India 560008

June 26, 2026

To the Stockholders of Zoomcar Holdings, Inc.:

You are cordially invited to attend the Annual General Meeting of Stockholders (the “Annual Meeting”) of Zoomcar Holdings, Inc. (the “Company”) to be held on a virtual basis on July 20, 2026, at 11:00 a.m. Eastern Time, for the following purposes:

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The Board has fixed the close of business on June 26, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

1.	To ratify the appointment of Bansal & Co LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026;

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 260,000,000 to 2,000,000,000;

3.	To approve the issuance of up to an aggregate of 509,192,089 shares of Common Stock in connection with an Offer to Exchange Outstanding Warrants of the Company for shares of Common Stock;

4.	To approve the grant of 1,000,000 Restricted Shares of Common Stock of the Company to Uri Levine, Chairman of the Board, as an inducement grant outside of the Company’s Incentive Plan, pursuant to his Board Appointment Letter, dated March 28, 2025;

5.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Common Stock, at a ratio of between one-for-two and one-for-eight hundred, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion;

6.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the foregoing proposals; and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,

/s/ Deepankar Tiwari
Deepankar Tiwari
Chief Executive Officer
Zoomcar Holdings, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT AND OUR FORM OF PROXY CARD ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT JUNE 26, 2026.

ZOOMCAR HOLDINGS, INC.
Anjaneya Techno Park, No.147, 1st Floor
Kodihalli, Bangalore, India 560008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 20, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zoomcar Holdings, Inc. (the “Company”) for use at the Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 11:00 a.m. Eastern Time on July 20, 2026, on a virtual basis for the following purposes:

1.	To ratify the appointment of Bansal & Co LLP (“Bansal”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026 (“Proposal 1” or the “Auditor Ratification Proposal”);

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated as of December 28, 2023, as amended on March 21, 2025 (the “Certificate of Incorporation”), to increase the number of authorized shares of Common Stock, par value $0.0001 per share (“Common Stock”), from 260,000,000 shares to 2,000,000,000 shares, which would provide greater the Company with flexibility to ensure that there will be a sufficient number of authorized but unissued shares available for issuance in the future (“Proposal 3” or the “Increase of Authorized Shares Proposal”);

3.	To approve the issuance of up to an aggregate of 509,192,089 shares of Common Stock in connection with an Offer to Exchange (“Offer to Exchange”) Outstanding Warrants of the Company for shares of Common Stock (“Proposal 3” or the “Tender Offer Proposal”);

4.	To approve the grant of 1,000,000 restricted shares of Common Stock to Uri Levine, the Company’s Chairman of the Board, as an inducement grant outside of the Company’s Incentive Plan, pursuant to the terms of an Appointment Letter dated March 28, 2025 (“Proposal 4” or the “Inducement Grant Proposal”);

5.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Common Stock, at a ratio of between one-for-two and one-for-eight hundred, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 5” or the “Reverse Split Proposal”);

6.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the foregoing proposals (“Proposal 6” or the “Adjournment Proposal”); and

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Stockholders of record of our Common Stock at the close of business on June 26, 2026 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting https://app.vinylequity.com/voting/login. You may also have access to the materials for the Annual Meeting by visiting the website: https://investor-relations.zoomcar.com/in/. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Common Stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available ten days before the Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being mailed to stockholders on or about June 26, 2026.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Uri Levine
Uri Levine, Chairman and Director
Zoomcar Holdings, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

i

PROXY STATEMENT

ZOOMCAR HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS

to be held virtually at 11:00 a.m. Eastern Time on July 20, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these Proxy Materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Zoomcar Holdings, Inc. for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on July 20, 2026 at 11:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about, June 26, 2026. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Zoomcar Holdings, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

●	This proxy statement for the Annual Meeting;

●	A proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.0001 per share (the “Common Stock”) on June 26, 2026 (the “Record Date”) may vote at the Annual Meeting. There were 8,488,485 shares of Common Stock outstanding on the Record Date, each having one vote per share. All shares of Common Stock vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters” on page 28 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Deepankar Tiwari, Chief Executive Officer, as your representative at the Annual Meeting. This way, by completing and returning the proxy card with your instructions on the proxy card, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.	To ratify the appointment by the Board of Bansal & Co LLP (“Bansal”) as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (“Proposal 1” or the “Auditor Ratification Proposal”);

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, dated as of December 28, 2023, as amended on March 21, 2025 (the “Certificate of Incorporation”), to increase the number of authorized shares of Common Stock, par value $0.0001 per share (“Common Stock”), from 260,000,000 shares to 2,000,000,000 shares, which would provide greater the Company with flexibility to ensure that there will be a sufficient number of authorized but unissued shares available for issuance in the future (“Proposal 3” or the “Increase of Authorized Shares Proposal”);

3.	To approve the issuance of up to an aggregate of 509,192,089 shares of Common Stock in connection with an Offer to Exchange outstanding warrants for shares of Common Stock. (“Proposal 3” or the “Tender Offer Proposal”);

4.	To approve the grant of 1,000,000 restricted shares of Common Stock to Uri Levine, as an inducement grant outside of the Company’s Incentive Plan, the Company’s Chairman of the Board, pursuant to the terms of his Appointment Letter dated March 28, 2025 (“Proposal 4” or the “Inducement Grant Proposal”);

5.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Common Stock, at a ratio of between one-for-two and one-for-eight hundred, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion (“Proposal 5” or the “Reverse Split Proposal”);

6.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the foregoing proposals (“Proposal 6” or the “Adjournment Proposal”);

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” each of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)	Via the Internet. Use the internet to vote by going to the internet address listed on your proxy; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)	Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)	In person on a virtual basis. You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4)	By Mail. You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	sending a written notice to Deepankar Tiwari , our Chief Executive Officer, at zoomcar-stockholders@zoomcar.com stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

●	voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the approval of the Auditor Ratification Proposal, and the Adjournment Proposal, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for the Increase in Authorized Share Proposal, the Tender Offer Proposal, the Inducement Grant Proposal, and the Reverse Stock Split Proposal, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to Proposal 1 (the Auditor Ratification Proposal), Proposal 2 (the Increase in Authorized Share Proposal), Proposal 3 (the Tender Offer Proposal), Proposal 4 (the Inducement Grant Proposal), Proposal 5 (the Reverse Stock Split Proposal) and Proposal 6 (the Adjournment Proposal), you may vote “for” or “against” each of the proposals or you may “abstain” from casting a vote on each such proposal. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. Each of the Increase in Authorized Share Proposal, the Tender Offer Proposal, the Inducement Grant Proposal, and the Reverse Stock Split Proposal is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on those proposals. The Auditor Ratification Proposal and the Adjournment Proposal are each a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

What are the voting requirements to approve each of the proposals?

In the election of directors, the person receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

The Increase in Authorized Share Proposal requires the affirmative “FOR” votes of a majority of outstanding shares entitled to vote on the proposal. Abstentions and broker non-votes will be treated as votes against this proposal.

Each of the other proposals requires the affirmative “FOR” votes of a majority of the votes cast on such proposal. Abstentions will have no effect on the outcome of these proposals.

●	Proposal 1—the Auditor Ratification Proposal, is a “routine” matter, and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

●	Proposal 3—the Tender Offer Proposal, is not a routine matter, and as such brokers may not vote at the Annual Meeting on such proposal, if they do not receive instructions from the beneficial owner as to how to vote.

●	Proposal 4—the Inducement Grant Proposal, is not a routine matter, and as such brokers may not vote at the Annual Meeting on such proposal, if they do not receive instructions from the beneficial owner as to how to vote.

●	Proposal 5—the Reverse Stock Split Proposal, is not a routine matter, and as such brokers may not vote at the Annual Meeting on such proposal, if they do not receive instructions from the beneficial owner as to how to vote.

●	Proposal 6—the Adjournment Proposal, is a “routine” matter, and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a vote “FOR” each of the proposals.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting, within four business days after the Annual Meeting.

Who can help answer my questions?

You can contact Deepankar Tiwari , our Chief Executive Officer, at zoomcar-stockholders@zoomcar.com or by sending a letter to Deepankar Tiwari at the offices of the Company at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008 with any questions about proposals described in this proxy statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. We have also engaged the services of Advantage Proxy, Inc. to assist with the solicitation of proxies and have agreed to pay $12,500 and reimbursement for expenses for such services. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this proxy statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of the Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Amended and Restated Certificate of Incorporation, or our Amended and Restated Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact Deepankar Tiwari, our Chief Executive Officer, at zoomcar-stockholders@zoomcar.com or by sending a letter to Deepankar Tiwari at offices of the Company at Anjaneya Techno Park, No. 147, 1st Floor, Kodihalli, Bangalore, India 560008 with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008. The Company’s telephone number at such address is +918048821871.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

PROPOSAL 1

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee appoints the Company’s independent registered public accounting firm. The Audit Committee evaluates the qualifications, performance and independence of its independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to the Company’s account; the overall strength and reputation of the firm; the firm’s capabilities relative to the Company’s business; and the firm’s knowledge of our operations. Neither the Auditor nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as the Company’s auditor that provide audit and permissible non-audit related services.

Upon consideration of these and other factors, the Audit Committee has appointed Bansal & Co LLP (“Bansal”) to serve as its independent registered public accounting firm for the fiscal year ending March 31, 2026, subject to the completion of Bansal’s client acceptance procedures and execution of an engagement letter.

Consequences if the Auditor Ratification Proposal is Not Approved

If the Company’s stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to reconsider its appointment.

A representative of Bansal is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

For the fiscal year ended March 31, 2025, Grant Thornton Bharat LLP (“GT”), served as our independent registered public accounting firm and during such time, billed the approximate fees set forth in the table below.

Audit fees		$586,961
Audit-related fees		—
Tax fees		—
All other fees	$
Total		$586,961

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and services that are normally provided by GT in connection with regulatory filings.

Audit Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees

Tax fees include fees for professional services for domestic and international tax advisory and compliance services.

All Other Fees

All other fees include fees for permitted products and services other than those that meet the criteria above.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of GT.

Since the formation of the Audit Committee, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the Company’s financial statements for the fiscal year ended March 31, 2025 with both management and our independent registered public accounting firm, Grant Thornton Bharat LLP. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended March 31, 2025 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Grant Thornton Bharat LLP, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Submitted by the Audit Committee of the Board of Directors.

Evelyn D’An (Chair of the Audit Committee)

John Clarke

Swatick Majumdar

Required Vote

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF Bansal & Co LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

PROPOSAL 2

APPROVAL OF INCREASE IN AUTHORIZED SHARES

The Board has unanimously adopted a resolution (i) approving an amendment to our Certificate of Incorporation to increase the authorized number of shares of the Company from Two Hundred and Sixty Million (260,000,000), including Two Hundred and Fifty Million (250,000,000) shares of common stock, par value $0.0001 per share (“Common Stock”) and Ten Million (10,000,000) shares of blank-check preferred stock, par value $0.0001 per share (“Preferred Stock”) to Two Billion (2,000,000,000) authorized shares, including One Billion, Nine Hundred and Ninety Million (1,990,000,000) shares of Common Stock and Ten Million (10,000,000) shares of Preferred Stock (“Increase in Authorized Shares”) and (ii) directing that the Increase in Authorized Shares be submitted to the stockholders for approval at the General Meeting. Approval of the Increase in Authorized Shares will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Certificate of Incorporation after the date stockholder approval for the amendment is obtained.

Rights of Additional Authorized Shares of Common Stock

The additional shares of Common Stock resulting from the Increase in Authorized Shares, if and when issued, would be part of the existing class of Common Stock and would have rights and privileges identical to our Common Stock currently outstanding.

Potential Advantages of the Increase in Authorized Shares

Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares of Common Stock available for issuance to Bridge Investors, and for such corporate purposes as may be determined by our Board to be necessary or desirable. We do not have any plans, arrangements, or understandings for the remaining portion of the authorized but unissued shares of Common Stock that will be available following the Increase in Authorized Shares.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Potential Disadvantages of the Increase in Authorized Shares

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current shareholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Procedure for Effecting the Increase in Authorized Shares

If this proposal is approved by our stockholders, our Board will cause the Increase in Authorized Shares to be implemented by filing an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The Increase in Authorized Shares will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon the Increase in Authorized Shares

The Board reserves the right to abandon the Increase in Authorized Shares without further action by our stockholders at any time before the effectiveness of the amendment to the Certificate of Incorporation, even if the Increase in Authorized Shares has been authorized by our stockholders at the General Meeting. By voting in favor of the Increase in Authorized Shares, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Increase in Authorized Shares if it should so decide.

Annex A Relating to the Increase in Authorized Shares

The form of the amendment to our Certificate of Incorporation relating to this proposal, which we would file with the Secretary of State of the State of Delaware to affect the Increase in Authorized Shares, is attached to this proxy statement as Annex A.

Anti-Takeover Effects

Although the Increase in Authorized Shares is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover of our company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our Common Stock.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of voting power entitled to vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES PROPOSAL.

PROPOSAL 3

Background

The Company is currently conducting a tender offer, pursuant to the terms and subject to the conditions of the offer to exchange and filed as an exhibit to a Schedule TO (the “Schedule TO”) which was filed with the Securities and Exchange Commission on January 23, 2026 (as amended or amended and restated from time to time, including on March 18, 2026, “Offer to Exchange”) to eligible holders of (i) the Company’s outstanding common stock purchase warrants issued to certain investors prior to the consummation of the Company’s business combination (the “Common Warrants”), (ii) the Company’s outstanding Series A common stock purchase warrants (the “Series A Warrants”), (iii) the Company’s outstanding Series B common stock purchase warrants (the “Series B Warrants”), (iv) the Company’s outstanding pre-funded warrants to purchase shares of the Company’s common stock (the “Pre-Funded Warrants”), (v) the Company’s Bridge Placement Agent common stock purchase warrants (the “Bridge Placement Agent Warrants”) issued in connection with the Company’s private placement entered into on June 18, 2024 and consummated on June 20, 2024 , (vi) the Company’s Placement Agent common stock purchase warrants issued in connection with the Company’s private placement entered into on November 5, 2024 and consummated on November 7, 2024 (the “Placement Agent Warrants”), (vii) the Company’s Series A Placement Agent warrants issued in connection with the same November 7, 2024 private placement (the “Series A Placement Agent Warrants”) and (viii) warrants to purchase shares of the Company’s Common Stock issued to certain accredited investors on February 25, 2026 pursuant to a private placement of the Company’s securities (the “2026 Common Warrants”) and together with the Common Warrants, the Series A Warrants, the Series B Warrants, the Bridge Placement Agent Warrants, the Placement Agent Warrants, and the Series A Placement Agent Warrants, the “Existing Warrants”), to exchange the Existing Warrants for shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

Under the Offer to Exchange, subject to the terms and conditions described in the Offer Materials, the Company is offering to eligible holders: (1) for each one (1) Common Warrant tendered and accepted for exchange, twenty thousand (20,000) shares of Common Stock; (2) for each one (1) Series A Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (3) for each one (1)Series B Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (4) for each one (1) Pre-Funded Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (5) for each one (1) Bridge Placement Agent Warrants tendered and accepted for exchange, ten (10) shares of Common Stock; (6) for each one (1) Placement Agent Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; (7) for each one (1) Series A Placement Agent Warrant tendered and accepted for exchange, ten (10) shares of Common Stock; and (8) for each one (1) 2026 Common Warrant tendered and accepted for exchange, twenty thousand (20,000) shares of Common Stock. Assuming all eligible Existing Warrants are tendered and accepted for exchange, the Company would issue an aggregate of up to 509,192,089 shares of Common Stock.

The capitalization of the Company consists of (i) 250,000,000 shares of Common Stock, $0.0001 par value per share, of which approximately 8,488,485shares are issued and outstanding as of June 26, 2026, and (ii) 10,000,000 shares of Preferred Stock, $0.0001 par value per share, 1,630of which are issued and outstanding. The following table sets forth the fully diluted capitalization of the Company on an actual basis and on a pro-forma basis assuming 100% participation in the Offer to Exchange, in each case as of June 26, 2026:

Capitalization Table	Actual	Pro-Forma Assuming 100% Participation in the Tender Offer*
Common Stock	8,488,485	506,520,578
Series A Convertible Preferred Stock	1630	1630
Pre-Funded Warrants	5,306,013	0
Warrants (WAEP: $36.25)	4,279,315	0
Public Warrants (Exercise Price $11,420)	5,750	5,750
Series A Warrants(First & Second Closing of Bridge Financing 2026) (WAEP: $0.0625)	32,590,000	32,590,000
Options (WAEP: $11,460.00)	16	16
RSUs	3,834,475	3,834,475
Fully Diluted Shares Outstanding	54,505,684	542,952,449

Convertible Notes Totaling Approximately $5,198 ,063 Convertible upon Election of the Note Holder

Convertible Notes Totaling Approximately $1,861,649 Convertible upon an Event of Default

*	Includes the effects of the Tender Offer.

Participants whose Existing Warrants are tendered and accepted for exchange will be required, as a condition to receiving shares of Common Stock in the Offer to Exchange, to execute and deliver a lock-up agreement in favor of the Company pursuant to which 50% of the shares of Common Stock issued to such participant in the Offer to Exchange will be subject to transfer restrictions until the date that is twelve (12) months after the Expiration Date (as it may be extended) and the remaining 50% of such shares will be subject to transfer restrictions until the date that is eighteen (18) months after the Expiration Date (as it may be extended).

In addition, concurrently with the Offer to Exchange, the Company may solicit consents from holders of certain classes of Existing Warrants to amend the governing warrant instruments and related agreements to facilitate the Offer to Exchange and/or the post-offer treatment of any Existing Warrants that remain outstanding (the “Warrant Amendments”). The Series A Warrants and Series B Warrants may be amended as a class with the consent of holders of a majority in interest of such warrant.

The Company intends to issue the shares of Common Stock offered in the Offer to Exchange in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended, and the Company is not filing a registration statement on Form S-4 or otherwise registering the issuance of such shares in connection with the Offer to Exchange.

The Offer to Exchange is conditioned upon, among other things, the adoption by the Company’s stockholders of the Increase of Authorized Shares Proposal to increase the number of authorized shares of Common Stock and the filing and effectiveness of such amendment with the Secretary of State of the State of Delaware.

Reason for Stockholder Approval

The Board believes it is appropriate and consistent with good corporate governance practices to submit the Tender Offer Proposal to our stockholders for ratification.

Consequence of a Failure to Provide Stockholder Approval

If our stockholders do not approve this Proposal 3, it may be difficult for the Company to raise additional capital.

Required Vote

The approval of this proposal requires the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE TENDER OFFER PROPOSAL.

PROPOSAL 4

THE INDUCEMENT GRANT PROPOSAL

Appointment and Compensation Structure

Pursuant to a Board Appointment Letter dated March 28, 2025, Mr. Uri Levine was appointed as a director and Chairman of the Board, effective March 31, 2025. In connection with this appointment and in lieu of the Company’s standard compensation arrangements for directors, as an inducement grant outside of the Company’s Incentive Plan, the Board negotiated a comprehensive compensation package for Mr. Levine comprising: (i) a monthly service fee of $29,166, (ii) a one-time cash bonus of $500,000 payable within thirty days following the six-month anniversary of his effective date, and (iii) subject to stockholder approval, a grant of 1,000,000 restricted shares (the “Restricted Share Award”).

As a material condition of entering into the Board Appointment Letter, Mr. Levine agreed that his prior consulting agreement with the Company, dated October 21, 2024, was terminated as of March 31, 2025, with no further payments, securities, or rights owed to him thereunder. The terms of the appointment are set forth in the Board Appointment Letter, a copy of which is attached hereto as Annex B.

Performance-Vesting Metrics

To align Chairman compensation with aggressive corporate growth targets, the Restricted Share Award is subject to a dual-trigger vesting mechanism. The 1,000,000 Restricted Shares shall vest upon the earlier of: (a) The second anniversary of the grant date; or (b) Zoomcar India Private Limited (the Company’s Indian operating subsidiary) achieving $20,000,000 or more in recognized revenue during fiscal year 2026.

Consequence of a Failure to Provide Stockholder Approval

If the stockholders do not approve this Proposal 4, the Restricted Share Award is void ab initio, and the Company is under no contractual or equitable obligation to provide Mr. Levine with any cash equivalent or replacement compensation.

Vote Required

The approval of this proposal requires the affirmative vote of the majority of shares cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INDUCEMENT GRANT PROPOSAL.

proposal 5

Introduction

Our Board acted unanimously to adopt the Reverse Split Proposal to amend our Amended and Restated Certificate of Incorporation to enable a potential reverse split of our issued and outstanding Common Stock at a ratio of between one-for-two and one-for-eight hundred (the “Reverse Split”), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Reverse Split Proposal.

If approved, the Reverse Split will be effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation, in substantially the form attached to this proxy statement as Annex C (the “Reverse Split Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The primary purpose of the Reverse Split is to increase the per-share market price of Company’s common stock, which the Board believes may better position the Company to pursue certain strategic activities. In particular, the Board believes that a higher per-share price may facilitate potential uplisting to NYSE American or Nasdaq, and other considerations.

In addition, the proposed Reverse Split will only effect the outstanding shares of Common Stock and the date of the Reverse Split and will have no impact on the number of authorized shares that the Company is permitted to issue pursuant to the Amended and Restated Certificate of Incorporation and the increase of the authorized shares pursuant to the Increase in Authorized Shares Proposal. The Board, in its sole discretion, may elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares at the beneficial holder level as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not otherwise be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock outstanding before and approximate number of shares of our Common Stock outstanding after the Reverse Split based on (i) 8,488,485 shares of our Common Stock outstanding as of June 26, 2026; and (ii) 506,520,578 shares of our Common Stock assuming 100% participation in the Offer to Exchange.

	Prior to the Reverse Split	Assuming a One-for- Two Reverse Split	Assuming a One- for- Fifty Reverse Split	Assuming a One-for-One Hundred Reverse Split	Assuming a One-for- One Hundred Fifty Reverse Split	Assuming a One- for-Eight Hundred Reverse Split
Aggregate Number of Shares of Common Stock Outstanding(1)	8,488,485	4,244,243	169,770	84,885	56,590	10,611
Aggregate Number of Shares of Common Stock Outstanding on a fully-diluted basis(2)	542,952,449	271,476,225	10,859,0492	5,429,525	3,619,683	678,691

(1)

The number of outstanding shares of Common Stock as of the Record Date does not include the 498032093, additional shares of Common Stock that may be issued pursuant to the Offer to Exchange under Proposal 3 (Tender Offer Proposal) if approved by the stockholders at the Meeting.

(2)

Includes 506,520,578 shares of Common Stock issuable pursuant to the Tender Offer under Proposal 3 and 3,834,475Restricted Stock Units issued pursuant to the Zoomcar Inc. 2023 Equity Incentive Plan currently outstanding. Assumes the full participation of all eligible warrant holders in the Tender Offer pursuant to Proposal 3.

Reasons for the Reverse Split

The Company intends to evaluate a potential uplisting of its common stock to a national securities exchange (though such an uplisting is speculative in nature and cannot be guaranteed). The Board believes that a higher per-share market price resulting from the Reverse Stock Split may help support the Company’s ability to satisfy certain initial listing standards of NYSE American or Nasdaq.

As of the date of this proxy statement, the Company’s Common Stock is not listed on Nasdaq or NYSE American. Accordingly, the Reverse Split is intended only as one possible step that may assist the Company in seeking to satisfy certain quantitative price-based listing criteria of a national securities exchange, but it will not, by itself, cause the Common Stock to become listed on any such exchange. Initial listing standards are multi-factor and include, among other things, minimum price, public float, holder, governance and other quantitative and qualitative requirements. The Company cannot assure stockholders that it will pursue an uplisting, that it will satisfy the applicable initial listing criteria, or that any listing application would be approved.

In determining whether to effect the Reverse Split and, if so, what ratio to implement within the approved range, the Board expects to consider, among other things, the then-current and historical trading prices of the Common Stock, the expected impact of the selected ratio on the per-share market price, the number of shares of Common Stock that would remain outstanding after the Reverse Split, the likely effect on round-lot holders and trading liquidity, the relationship between outstanding shares and authorized shares after giving effect to the Reverse Split and Proposal 3, and the Board’s assessment of the quantitative requirements of any national securities exchange for which the Company may seek listing. The Board may determine not to effect the Reverse Split if it concludes that doing so would not be in the best interests of the Company and its stockholders.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the Record Date, the Company had 687 holders of record of its Common Stock. The Board has considered the potential effect of each proposed split ratio on the number of record holders and does not expect that any ratio within the proposed range would reduce the number of holders of record below 300, the threshold at which the Company could become eligible to terminate its registration and reporting obligations under Section 12(g) of the Exchange Act. The Company has no present intention to terminate its Exchange Act reporting obligations.

Our Board has concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is not listed on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of our Common Stock. Our Board believes that current and prospective investors will view an investment in our Common Stock more favorably if our Common Stock is listed on NYSE or Nasdaq.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that the Company will satisfy the initial listing requirements of Nasdaq, NYSE American or any other national securities exchange, or that any application for listing would be approved.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of eight hundred. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock proportionately based on the Reverse Split ratio, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our market capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Reverse Split Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Reverse Split Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Split Amendment, without further action by our stockholders. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Reverse Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,000 shares of our Common Stock, you would hold 200 shares of our Common Stock following the Reverse Split if the ratio is one-for-five or you would hold 100 shares of our Common Stock if the ratio is one-for-ten.

OTC Markets and FINRA Notification

Because our Common Stock is quoted on the OTCQB Venture Market, the Company is required to provide advance notice of the reverse split to FINRA pursuant to FINRA Rule 6490 and to OTC Markets Group. The Company will provide such notice within the required timeframes prior to the effectiveness of the Reverse Split. The ex-distribution date for the reverse split, as set by FINRA, will be the first trading day on which our Common Stock trades on a post-split basis. The Company will coordinate with its transfer agent and OTC Markets Group to ensure that the new CUSIP number and adjusted share information are reflected in market data systems on a timely basis.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares of Common Stock so that we are not obligated to issue cash in lieu of any fractional shares that such Common Stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or exercise or conversion of other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our Common Stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not intend to issue fractional shares of Common Stock in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 687 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding up of fractional shares to whole shares at the beneficial holder level to result in a reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent, Equiniti Trust Company, LLC) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

For shares held through The Depository Trust Company (“DTC”) or its nominees, the reverse split will be reflected automatically in DTC participant accounts without any action required by the beneficial holder. The letter of transmittal and certificate exchange process described above applies primarily to stockholders holding shares in certificated form directly registered with the transfer agent.

Anti-Takeover and Dilutive Effects

The authorized Common Stock and preferred stock will not be reduced as a result of the Reverse Split. The Common Stock and preferred stock that are authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Reverse Split will reduce the number of outstanding shares of Common Stock but, by itself, will not reduce the number of authorized shares of Common Stock or preferred stock. As a result, the number of authorized but unissued shares of capital stock available for future issuance will increase substantially on a relative basis following the Reverse Split. If Proposal 3 is approved and effected, the Company would have 1,990,000,000 authorized shares of Common Stock, and the percentage of those authorized shares that remain unissued after the Reverse Split would increase materially as the selected reverse split ratio increases. This increase in available authorized but unissued shares could, among other things, facilitate future equity financings, acquisitions, equity compensation grants or other issuances, but could also increase dilution to existing stockholders and could, under certain circumstances, have anti-takeover effects by making a change in control more difficult or more costly. The Reverse Split Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations.

The Reverse Split Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Text of Proposed Reverse Split Amendment; Effectiveness

The text of the proposed Reverse Split Amendment is set forth in substantially final form in Annex C to this proxy statement. If and when effected by our Board, the Reverse Split Amendment will become effective upon its filing with the Secretary of State of Delaware.

Vote Required

The approval required for the Reverse Split Proposal depends on the voting standard applicable under Section 242 of the Delaware General Corporation Law at the time of stockholder approval and effectiveness of the Reverse Split Amendment. If Section 242(b) applies, approval of the Reverse Split Proposal will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. If, and only if, the Company satisfies the conditions of Section 242(d) of the Delaware General Corporation Law, including that the Common Stock is listed on a national securities exchange immediately before the Reverse Split Amendment becomes effective, the Reverse Split Proposal may be approved by the votes cast in favor of the proposal exceeding the votes cast against the proposal. The Company will determine and disclose the applicable voting standard in the definitive proxy statement. Stockholders should note that broker non-votes, if any, and abstentions will have the effect required under the applicable voting standard.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

PROPOSAL 6

THE ADJOURMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with any of the foregoing proposals. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

Required Vote

The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting is required for the approval of the Adjournment Proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADJOURMENT PROPOSAL.

CORPORATE GOVERNANCE INFORMATION

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position
Executive Officers
Deepankar Tiwari	52	Chief Executive Officer
Sachin Gupta	39	Chief Financial Officer
Shachi Singh	32	Chief Legal Officer & General Counsel

Non-Employee Directors
Swatick Majumdar	61	Class I Director
John Clarke	63	Class I Director
Evelyn D’An	61	Class III Director
Uri Levine	60	Class III Director and Chairman

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director or executive officer and any other person pursuant to which any person was selected as a director or executive officer. There are no family relationships between any of the Company’s directors or executive officers.

To the Company’s knowledge, there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

Composition of the Board of Directors

Our business and affairs are organized under the direction of the Board, which consists of five (5) members. Uri Levine serves as Chairman of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counselling and direction to our management. The Board meets on a regular basis and additionally as required.

In accordance with the terms of the Amended and Restated Certificate of Incorporation, the Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

The Board is divided into the following classes:

●	Class I, which consists of Swatick Majumdar and John Clarke, who were each re-elected at our 2025 annual meeting of stockholders;

●	Class III, which consists of Uri Levine and Evelyn D’An, whose term will expire at our 2027 annual meeting of stockholders.

At the Annual Meeting, the director(s) whose terms then expire will be up for re-election to serve from the time of election and qualification until the third annual meeting following his/her re-election and until his/her successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in our control or management.

Committees of the Board of Directors

The standing committees of Company’s Board consists of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of the Board are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and consists of Evelyn D’An, John Clarke and Swatick Majumdar, each of whom is an independent director and is “financially literate” as defined under the Nasdaq listing standards. Ms. D’An will initially serve as chair of the Audit Committee. The Company’s Board has determined that Ms. D’An qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee Zoomcar’s independent registered public accounting firm. Specific responsibilities of the Audit Committee include:

●	helping the Board oversee corporate accounting and financial reporting processes;

●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	reviewing related person transactions; obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee

The Company’s Compensation Committee consists of John Clarke and Evelyn D’An, each of whom is an independent director under Nasdaq’s listing standards, and John Clarke serves as Chair of the Compensation Committee.

The primary purpose of the Compensation Committee is to discharge the responsibilities of the Board in overseeing the compensation policies, plans and programs and to review and determine the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the Compensation Committee include:

●	reviewing and approving the compensation of the chief executive officer, other executive officers and senior management;

●	reviewing and recommending to the board of directors the compensation of directors;

●	administering the equity incentive plans and other benefit programs;

●	reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for the executive officers and other senior management; and

●	reviewing and establishing general policies relating to compensation and benefits of the employees, including the overall compensation philosophy.

Nominating and Corporate Governance Committee

The Company’s Nominating and Corporate Governance Committee consists of Evelyn D’An and Swatick Majumdar, who is an independent director under Nasdaq’s listing standards, Mr. Majumdar serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others.

The guidelines for selecting nominees, including nominees who will permit the Continuing Company to comply with applicable states and Nasdaq diversity standards, are specified in the Nominating and Corporate Governance Committee Charter.

Specific responsibilities of the nominating and corporate governance committee include:

●	identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on the board of directors;

●	considering and making recommendations to the board of directors regarding the composition and chairmanship of the committees of the Board;

●	developing and making recommendations to the Board regarding corporate governance guidelines and matters, including in relation to corporate social responsibility; and

●	overseeing periodic evaluations of the performance of the Board, including its individual directors and committees.

Attendance

There were six (6) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during the fiscal year ended March 31, 2025. Each of the committee members, attended all of the meetings of the Audit Committee held during such fiscal year other than John Clarke who did not attend a meeting held on July 11, 2024, while such committee member served on the Audit Committee.

There were zero (0) meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during the fiscal year ended March 31, 2025.

There were three (3) meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during the fiscal year ended March 31, 2025. Each of the committee members, attended all of the meetings of the Nominating and Corporate Governance Committee held during such fiscal year while such committee members served on the Nominating and Corporate Governance Committee.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving on the Company’s Board. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our Compensation Committee or their affiliates.

Code of Ethics

We have adopted a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on our website, www.zoomcar.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the code. The reference to the Zoomcar website address does not constitute incorporation by reference of the information contained at or available through Zoomcar’s website, and you should not consider it to be a part of this annual report. A current copy of our code of ethics is also available on the SEC’s website at http://www.sec.gov.

Trading Policies

On December 29, 2023, we adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On December 29, 2023 our Board of Directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), with an effective date of December 29, 2023, in order to comply with the final clawback rules adopted by the SEC under Rule 10D-1 under the Exchange Act (the “Rule”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in the Rule (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board of Directors may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the fiscal year ended March 31, 2025, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act, except as set forth below:

Deepankar Tiwari (CEO) and Sachin Gupta (CFO) each filed a late Form 3. Deepankar Tiwari (CEO) filed a late Form 4. Sachin Gupta and Shachi Singh (Chief Legal Officer) have not yet filed a Form 4 for August 2025 RSU grants.

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth information regarding the beneficial ownership of our voting shares as of the Record Date by:

●	each person who is known to be the beneficial owner of more than 5% of our voting shares;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. The beneficial ownership of shares of Company Common Stock is based on an aggregate of 8,488,485 shares of Common Stock issued and outstanding on the Record Date; provided, that, the information below excludes the shares of Common Stock reserved for future awards under the Company’s Incentive Plan.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Beneficial Ownership Table

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock		Percentage Ownership *
Directors and Executive Officers
Deepankar Tiwari	1,000,000	(2)	8.84%
Uri Levine	217,186	(3)	#
Sachin Gupta	250,615	(4)
Evelyn D’An	251,765	(5)	#
Swatick Majumdar	251,811	(6)	#
John Clarke	251,799	(7)	#

All directors and executive officers as a group7 individuals)	2,223,176		26.2

5% Stockholders

None.	-		-

*	Not forming part of common stock issued and outstanding.
*	As per current common stock issued and outstanding.
#	less than 1% of common stock issued and outstanding.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India.

(2)	1,000,000 shares include 750,000 shares issued upon vesting and 250,000 shares due to be vested on 31st March 2026 subject to fulfillment of vesting conditions.

(3)	Out of the 217,186 common stock of Uri Levine, 82,282 common stock issued and outstanding, 84,904 prefunded warrants and 50,000 RSUs to be vested in June 2026.

(4)	Of the 250,615 shares, 615 signify the RSUs already vested and 250,000 are the RSUs which will vest within 60 days as per the vesting schedule subject to fulfillment of vesting conditions.

(5)	Out of the 251,765 common stock of Evelyn, 64,265 RSUs are vested and 187,500 are the RSUs which will vest within 60 days as per the vesting schedule subject to fulfillment of vesting conditions.

(6)	Out of the 251,811common stock of Swatick Majumdar, 46 are Zoomcar warrants, 64,265 RSUs are vested and 187,500 are the RSUs which will vest within 60 days as per the vesting schedule subject to fulfillment of vesting conditions.

(7)

Out of the 251,799 common stock of John Clarke, 34 are Zoomcar warrants, 64,265 RSUs are vested and187,500 RSUs are to be vested as per the vesting schedule subject to fulfillment of vesting conditions.

Executive Compensation

We qualify as an “emerging growth company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. In accordance with those rules, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year-End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. Further, our reporting obligations extend only to our “named executive officers,” who are the individuals who served as Zoomcar’s principal executive officer and Zoomcar’s next two other most highly compensated officers at the fiscal year ended March 31, 2026, the most recently completed fiscal year as of our first public filing. Our named executive officers as of March 31, 2026 were:

Name	Principal Position
Deepankar Tiwari	Chief Executive Officer
Sachin Gupta	Chief Financial Officer
Shachi Singh	Chief Legal Officer & General Counsel

On May 2, 2025, Mr. Hiroshi Nishijima, the Company’s Chief Executive Officer, resigned from his role. Following such resignation, effective May 9, 2025, the Board appointed Deepankar Tiwari as Chief Executive Officer. Mr. Sachin Gupta served as our Interim Chief Financial Officer from April 12, 2024 until January 16, 2025 and then was appointed Chief Financial Officer with effect from January 17, 2025. Shachi Singh, Chief Legal Officer & General Counsel, was appointed the executive officer of the Company by the Board effective January 6, 2025. On April 28, 2026, Shachi Singh resigned as the Chief Legal Officer of the Company.

Summary Compensation Table

The following table summarizes the compensation awarded to, earned by, or paid to Zoomcar’s named executive officers for the fiscal year ended March 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Award ($)(3)	All Other Compensation ($)(4)	Total ($)
Greg Moran(5)	2024	308,177	100,000	97,685	15,795	74,207	595,864
Former Chief Executive Officer	2025	67,042		-		121,771	188,813
Sachin Gupta(6)	2024	92,401	6,186	-	-	37,528	136,115
Financial Officer	2025	116,239	10,048	1796	-	15,652	143,735
Hiroshi Nishijima(7)	2024	302,724	78,399		17,189	52,903	451,215
Chief Executive Officer	2025	213,697	105,394	-	-	125,145	348,554
Shachi Singh(8)	2024	64,725	4,077		-	31,915	100,717
Chief Legal Officer and General Counsel	2025	79,468	7,738	1,390	-	17,414	106,010

(1)	The amounts in this column reflect the base salary actually paid to each named executive officer for the fiscal year ended March 31, 2025 and 2024, which is paid in Indian Rupees and reported above based on a rate of 84.56 Indian Rupees to $1 and 82.78 Indian Rupees to $1 respectively.

(2)	The number in this column for Mr. Greg Moran represent the grant date fair value of 17,048 stock option awards granted under the 2012 Equity Plan which the Company has assumed under the 2012 Incentive Plan as was outstanding at the end of fiscal year ended March 31, 2024 computed in accordance with the Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718. For Mr. Sachin Gupta and Ms. Shachi Singh the numbers represent the grant date fair value of the RSUs issued under the 2023 Equity Incentive Plan.

(3)	The amounts in this column represent the amount of variable pay earned by each named executive officer in respect of the fiscal year ended March 31, 2025, which is paid in Indian Rupees and reported above based on a rate of 84.56 Indian Rupees to $1.

(4)	All Other Compensation include and constitute of leave encashments, gratuity, Zoomcar contribution to provident fund, retention bonus, directorship bonus, Zoomcar club incentive, and rent towards corporate apartment utilized. amounts reported for each named executive officer were paid in Indian Rupees and are reported for the fiscal year ended March 31, 2025 and 2024, based on a rate of 84.56 Indian Rupees to $1 and 82.78 Indian Rupees to $1 respectively.

(5)	On June 20, 2024, Greg Moran, the Company’s former Chief Executive Officer, was terminated from his role. Pursuant to Mr. Moran’s employment agreement, Mr. Moran was required to resign from the Board as a result of such termination.

(6)	Mr. Geiv Dubash (former Chief Financial Officer) resigned as Chief Financial Officer effective April 12, 2024. Mr. Sachin Gupta served as our Interim Chief Financial Officer from April 12, 2024 until January 16, 2025 and then was appointed Chief Financial Officer with effect from January 17, 2025.

(7)	Following such termination of Mr. Moran, effective June 20, 2024, the Board of Directors of the Company appointed Hiroshi Nishijima, the Company’s Chief Operating Officer, as Acting Chief Executive Officer and then as Chief Executive Officer on February 1, 2025. Pursuant to his employment agreement, Mr. Nishijima’s annual salary was $350,000 per annum. Mr. Nishijima resigned from his position as the Chief Executive Officer. Mr. Nishijima’s resignation was effective from May 02, 2025 and Mr. Deepankar Tiwari was appointed by the Board to replace Mr. Nishijima on May 9, 2025.

(8)

On January 6, 2025, the Board approved the designation of Shachi Singh, the Company’s General Counsel and Chief Legal Officer, as an executive officer of the Company, effective immediately. On April 28, 2026, Shachi Singh resigned as the Chief Legal Officer of the Company.

Narrative to Summary Compensation Table

Employment Agreements

For the fiscal year ended March 31, 2025, Zoomcar maintained employment agreements with its Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer.

Below is a summary of the material updates to each of the amended and restated employment agreements.

Consultant Agreement with Deepankar Tiwari

Mr. Deepankar Tiwari was appointed as the Chief Executive Officer of the Company on May 9, 2025 pursuant to the terms of a Consultant Agreement. His initial term is for one (1) year which can be extended upon mutual discussion. The monthly consultancy fee, bonuses, certain initial and kicker RSU grants for Mr. Deepankar Tiwari, are as contracted in the May 9, 2025, Consultant Agreement.

Employment Agreement with Sachin Gupta

Effective April 12, 2024, the Board of Directors of the Company appointed Sachin Gupta, the Company’s Financial Controller, as Acting Chief Financial Officer and then as Chief Financial Officer on January 17, 2025. The annual base salary, annual variable pay opportunity, and supplemental bonus are as provided for Mr. Sachin Gupta, as contracted, in March 6, 2025 employment agreement.

The employment agreement specifies certain compensation following termination of employment, including severance payments of 45 days of Mr. Gupta’s last drawn salary if Mr. Gupta’s employment is terminated by the Company without “Cause” (as defined in the employment agreement). Under the 2023 Equity Incentive Plan of the Company, Mr. Gupta was also granted (i) 616 RSUs as per the terms of the restricted stock unit award agreement dated February 12, 2025; and (ii) 500,000 RSUs as per the terms of the restricted stock unit award agreement dated August 4, 2025.

Amended and Restated Agreement with Hiroshi Nishijima

Following the termination of Mr. Greg Moran as the Company’s Chief Executive Officer, effective June 20, 2024, the Board of Directors of the Company appointed Hiroshi Nishijima, the Company’s Chief Operating Officer as Acting Chief Executive Officer and then as Chief Executive Officer on February 1, 2025.

Mr. Nishijima has resigned from his position as the Chief Executive Officer. Mr. Nishijima’s resignation is effective from May 2, 2025 and was finalized by the Board on May 7, 2025. Mr. Nishijima’s resignation was not due to a disagreement with a Company. Following his resignation the Board appointed Mr. Deepankar Tiwari as the Chief Executive Officer of the Company w.e.f. May 9, 2025.

Employment Agreement with Shachi Singh

On January 6, 2025, the Board approved the designation of Shachi Singh, the Company’s General Counsel and Chief Legal Officer, as an executive officer of the Company, effective immediately. On April 28, 2026, Shachi Singh resigned as the Chief Legal Officer of the Company.

The annual base salary, annual variable pay opportunity, and supplemental bonus of Ms. Shachi are set forth in a January 8, 2025 employment agreement.

The employment agreement specifies certain compensation following termination of employment, including severance payments of 90 days of Ms. Singh’s last drawn salary if Ms. Singh’s employment is terminated by the Company without “Cause” (as defined in the employment agreement). Under the 2023 Equity Incentive Plan of the Company, Ms. Singh was granted (i) 476  RSUs as per the terms of the restricted stock unit award agreement dated February 12, 2025; and (ii) 500,000 RSUs as per the terms of the restricted stock unit award agreement dated August 4, 2025.

Equity-Based Compensation

2023 Equity Incentive Plan

The following is a summary of the material features of the Equity Incentive Plan, which was adopted by the Company’s stockholders in January 2024.

The purpose of the Equity Incentive Plan is to enhance the ability of Zoomcar to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees, and consultants with those of stockholders by giving directors, employees and providing a means of recognizing their contributions to Zoomcar’s success. The Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified employees who help us meet our goals.

Eligibility

Persons eligible to participate in the Equity Incentive Plan will be officers, employees, non-employee directors, and consultants of Zoomcar and its subsidiaries as selected from time to time by the plan administrator in its discretion, including prospective officers, employees, non-employee directors and consultants. Any awards granted to such a prospect before the individual’s start date may not become vested or exercisable, and no shares may be issued to such individual, before the date the individual first commences performance of services with Zoomcar.

Administration

The Equity Incentive Plan will be administered by the Compensation Committee of the Board, the Board, or such other similar committee pursuant to the terms of the Equity Incentive Plan. The plan administrator, which initially will be the Compensation Committee of the Board, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Equity Incentive Plan. The plan administrator may delegate to one or more officers of Zoomcar, the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Share Reserve

The number of shares of Common Stock that may be issued under the Equity Incentive Plan is equal to 15% of the aggregate number of shares of Common Stock issued and outstanding immediately after the Business Combination. All of the shares initially available under the Equity Incentive Plan may be issued upon the exercise of incentive stock options.

The number of shares available for issuance under the Equity Incentive Plan also will include an automatic annual increase, or the evergreen feature, on the first day of each calendar year, beginning January 1, 2024 and ceasing as described below, equal to the lesser of:

●	a number of shares of Common Stock equal to 3% of the aggregate number of shares of Common Stock issued and outstanding as of December 31 of the immediately preceding calendar year; or

●	such number of shares of Common Stock as the plan administrator may determine.

Shares issuable under the Equity Incentive Plan may be authorized, but unissued, or reacquired shares of Common Stock.

Shares underlying any awards under the Equity Incentive Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the Equity Incentive Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares that may be issued as incentive stock options.

Annual Limitation on Awards to Non-Employee Directors

The Equity Incentive Plan contains a limitation whereby the value of all awards under the Equity Incentive Plan and all other cash compensation paid by Zoomcar to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Board, and $500,000 in any other calendar year.

Types of Awards

The Equity Incentive Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and other-stock based awards (collectively, “awards”). Unless otherwise set forth in an individual award agreement, each award shall vest over a four (4) year period, with one-quarter (1/4) of the award vesting on the first annual anniversary of the date of grant, with the remainder of the award vesting monthly thereafter.

Stock Options. The Equity Incentive Plan permits the granting of both options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the Equity Incentive Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Zoomcar and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the Equity Incentive Plan.

The exercise price of each option will be determined by the plan administrator. The exercise price for an incentive stock option may not be less than 100% of the fair market value of the common stock of Zoomcar on the date of grant or, in the case of an incentive stock option granted to a 10% stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten (10) years from the date of grant (or five years for an incentive stock option granted to a 10% stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of any option, the exercise price must be paid in full either in cash, check or, with approval of the plan administrator, by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law and approval of the plan administrator, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock, or cash, equal to the value of the appreciation in Zoomcar’s stock price over the exercise price, as set by the plan administrator. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of shares of Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with Zoomcar or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule, and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in shares of Common Stock, cash, other securities, other property, or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the Equity Incentive Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, shares of Common Stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the Equity Incentive Plan and/or cash awards made outside of the Equity Incentive Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Prohibition on Repricing

Except for an adjustment pursuant to the terms of the Equity Incentive Plan or a repricing approved by shareholders, in no case may the plan administrator (i) amend an outstanding stock option or stock appreciation right to reduce the exercise price of the award, (ii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for cash or other awards for the purpose of repricing the award, or (iii) cancel, exchange, or surrender an outstanding stock option or stock appreciation right in exchange for an option or stock appreciation right with an exercise price that is less than the exercise price of the original award.

Tax Withholding

Participants in the Equity Incentive Plan are responsible for the payment of any federal, state, or local taxes that Zoomcar or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of Zoomcar or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of Zoomcar or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to Zoomcar or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the Equity Incentive Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Common Stock covered by outstanding awards made under the Equity Incentive Plan.

Change in Control

In the event of any proposed change in control (as defined in the Equity Incentive Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if Zoomcar is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price). Unless determined otherwise by the plan administrator, in the event that the successor corporation refuses to assume or substitute for the award, a participant shall fully vest in and have the right to exercise the award as to all of the shares of Common Stock, including those as to which it would not otherwise be vested or exercisable, all applicable restrictions will lapse, and all performance objectives and other vesting criteria will be deemed achieved at targeted levels.

Transferability of Awards

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The Equity Incentive Plan became effective upon adoption by the Board and, unless terminated earlier, the Equity Incentive Plan will continue in effect for a term of ten (10) years.

Amendment and Termination

The Board may amend or terminate the Equity Incentive Plan at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or termination of the Equity Incentive Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and Zoomcar. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the Equity Incentive Plan and (ii) to change the persons or class of persons eligible to receive awards under the Equity Incentive Plan.

Form S-8

On February 11, 2025 and on July 18, 2025, Zoomcar filed with the SEC a registration statement on Form S-8 covering the shares of Common Stock issuable under the Incentive Plan.

Non-Employee Director Compensation Table

The following table presents the total compensation earned and paid to non-employee members (“Directors”) of the Board for the fiscal year beginning April 1, 2024, and ended March 31, 2025. Mr. Greg Moran, our former Chief Executive Officer, did not receive any compensation for his service as a member of the Board during any period presented. Mr. Moran’s compensation for service as an employee is presented above under the heading “Summary Compensation Table.” In addition to the compensation outlined below, we reimburse Directors for reasonable travel expenses and out-of-pocket costs incurred in attending meetings of the Board or events attended on behalf of Zoomcar.

Name	Fees Earned or Paid in Cash ($)	RSU Awards ($)(7)(8)	Total ($)
Uri Levine (1)	-	-	-
Graham Gullans (2)	9,500	-	9,500
Mohan Ananda(3)	67,500	6,871	74,371
Madan Menon (4)	100,000	5,154	105,154
Evelyn D’An	101,000	5,154	106,154
Swatick Majumdar	81,000	5,154	86,154
John Clarke (5)	63,750	5,154	68,904
Mark Bailey (6)	40,500	-	40,500

(1)	Mr. Levine was a director of Zoomcar, Inc., the Company’s predecessor, until his resignation in July 2023. He was appointed again, as Chairman and a director on March 31, 2025.

(2)	Mr. Gullans resigned from the Board effective June 18, 2024.

(3)	Mr. Menon was a director of Zoomcar, Inc. until his resignation effective April 17, 2025.

(4)	On April 10, 2026, Mohan Ananda resigned as a member of the Board of Directors of the Company.

(5)	Mr. Clarke began serving on the Board effective June 20, 2024.

(6)	Mr. Bailey began serving on the Board on June 20, 2024 and resigned as of December 6, 2024.

(7)

If any vesting date occurs during a blackout period on the trading of the Shares, the RSUs that were scheduled to vest on such date shall not vest until the first business day following the end of such blackout period, subject to the Participant’s continued engagement as a Service Provider through such date

(8)	The amounts represent the Black Scholes fair value of $2.92 per RSU.

Director Compensation Policy

The Board approved a non-employee director compensation policy that became effective as of the Closing of the Business Combination. Under this policy, Zoomcar will pay non-employee directors a cash retainer for service on the Board and for service on each committee of which the director is a member. The chair of each committee will receive higher retainers for such service. These fees are expected to be payable in arrears in four equal quarterly instalments on the last day of each calendar quarter, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on the Board and no fee will be payable in respect of any period prior to the completion of the Business Combination.

In addition, under the new director compensation policy, following the effective date of a Registration Statement on Form S-8, each non-employee director will receive an initial equity award under the Incentive Plan in the form of RSUs with a value of $300,000 or, in the case of the Chairman of the Board, $400,000. Further, following the effective date of a Registration Statement on Form S-8, it is expected that on the date of the annual meeting of stockholders, each non-employee director then serving on the Board who has not received an initial equity award in the 12-month period preceding the date of the annual meeting, will receive an annual equity award under the Incentive Plan in the form of RSUs with a value of $100,000.

Each initial equity award and annual equity award is expected to vest over a three-year period, with one-third to vest on the first anniversary of the grant date and then quarterly thereafter (provided that any initial equity award granted to a non-employee director of Zoomcar as of immediately following the Closing is expected to vest on the first anniversary of the Closing). In each case, vesting is subject to the non-employee director’s service as a director through the vesting date. Each initial equity award and annual equity award is also expected to accelerate in full upon a change in control of Zoomcar.

Non- Employee Director Fees
Annual Board Cash Retainer	$75,000
Additional Retainer for Chairman of the Board	$15,000
Retainers for Committee Members
● Audit	$10,000
● Compensation	$6,000
● Nominating and Corporate Governance	$4,000
Additional Retainers for Committee Chairs
● Audit	$10,000
● Compensation	$6,000
● Nominating and Corporate Governance	$4,000
Initial Equity Award	$300,000
Additional Initial Equity Award for Chairman of the Board	$100,000
Annual Equity Award	$100,000

Zoomcar will also reimburse non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which they serve.

Related Party Transactions

Related Party Loans

On April 17, 2021, Innovative International Acquisition Corporation, (“IOAC”) issued an unsecured promissory note (the “IPO Promissory Note”) to the Sponsor, pursuant to which IOAC could borrow up to an aggregate principal amount of $300,000. The IPO Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 and (ii) the completion of the IPO. The IPO Promissory Note, in the outstanding amount of $122,292, was repaid on November 5, 2021 following the consummation of the IPO. As of December 31, 2022, there was no amount outstanding under the IPO Promissory Note.

On September 7, 2022, IOAC issued an unsecured promissory note (the “September 2022 Note”), in the amount of up to $500,000 to Ananda Trust, an affiliate of the Sponsor and of Mohan Ananda and Elaine Price, Chief Executive Officer and Chief Financial Officer of IOAC, respectively. The September 2022 Note bears no interest, and the principal balance is payable on the date of the consummation of IOAC’s initial business combination. On or before the maturity date, Ananda Trust has the option to convert all or any portion of the principal outstanding under the September 2022 Note into Class A ordinary shares of IOAC at a conversion price of $10.00 per share. The terms of such shares, if any, would be identical to the terms of the Private Placement Shares.

On January 3, 2023, IOAC issued an unsecured promissory note (the “January 2023 Note”), in the amount of up to $500,000 to Ananda Trust. The January 2023 Note has the same terms as the September 2022 Note, except that the January 2023 Note is non-convertible.

On January 19, 2023, IOAC issued an unsecured promissory note (the “First Extension Note”) in the aggregate principal amount of up to $990,000 to the Sponsor, pursuant to which the Sponsor agreed to provide IOAC with equal installments of $165,000, to be deposited into the Trust Account for each month in which the date by which IOAC must consummate its initial business combination is extended, from January 29, 2023 until July 29, 2023.

On May 10, 2023, IOAC issued an unsecured promissory note (the “May 2023 Note”) in the amount of up to $500,000 to the Sponsor. The May 2023 Note bears no interest, and the principal balance is payable on the date of the consummation of the Company’s initial business combination. The May 2023 Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the note and all other sums payable with regard to the note becoming immediately due and payable.

On July 20, 2023, IOAC issued an unsecured promissory note (the “Second Extension Note”) in the aggregate principal amount of up to $180,000 to the Sponsor pursuant to which the Sponsor agreed to provide IOAC with equal installments of the Second Extension Funds, or $90,000, to be deposited into the Trust Account for the first two months in which the date by which IOAC must consummate its initial business combination is extended past July 29, 2023.

On August 18, 2023, IOAC issued a promissory note (the “August 2023 Note”), in the amount of up to $500,000 to the Sponsor. The August 2023 Note bears no interest, and it is non-convertible. The principal balance is payable on the date of the consummation of IOAC’s initial business combination.

On October 3, 2023, IOAC issued a promissory note in favor of the Sponsor (the “October 2023 Note”) in the principal amount of up to $90,000 for expenses accrued in connection with the extension of the date by which IOAC must consummate its initial business combination from September 29, 2023 to October 29, 2023. The October 2023 Note is non-convertible and bears no interest, and the principal balance is payable by the Company on the date on which the Company consummates an initial business combination.

On December 1, 2023, IOAC issued an unsecured promissory note (the “December 2023 Note”), in the amount of up to $200,000 to the Sponsor. The December 2023 Note is non-convertible and bears no interest, and the principal balance is payable by the Company on the date on which the Company consummates an initial business combination.

On December 18, 2023, IOAC issued (i) an unsecured convertible promissory note (the “New Ananda Trust Note”), the principal amount of $2,027,840, which is equal to the total amount owed to Ananda Trust under the September 2022 Note, January 2023 Note, First Extension Note, May 2023 Note, Second Extension Note, August 2023 Note, October 2023 Note and December 2023 Note (collectively, the “Existing Notes”), and which bears no interest and the principal balance of the New Ananda Trust Note will be payable by the Company 90 days after the consummation of the Business Combination, or April 24, 2024 (the “Maturity Date”), and, on the Maturity Date, the holder of the New Ananda Trust Note may convert any amounts outstanding into shares of Common Stock, at a conversion price lower than the redemption price per public share in connection with the Business Combination; and (ii) unsecured promissory notes to certain passive investors of the Sponsor, the principal amounts of which are equal to the total amounts owed to such passive investors under the Existing Notes, with substantially the same terms of the Existing Notes issued to such passive investors (together with the New Ananda Trust Note, the “Replacement Notes”). The Replacement Notes replace the Existing Notes, which are considered satisfied and discharged in full, forever, and terminated and of no further effect.

 In connection with our IPO, IOAC entered into a registration and shareholder rights agreement pursuant to which our initial shareholders are entitled to certain registration rights with respect to the founder shares, the Private Placement Shares, the shares issuable upon conversion of working capital loans (if any) and the ordinary shares issuable upon exercise of the foregoing, as long as the initial shareholders hold any securities covered by the registration and shareholder rights agreement. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Ananda Trust Subscription Agreements

Simultaneously with the execution of the Merger Agreement, on October 13, 2022, Ananda Trust entered into a subscription agreement with IOAC (the “Ananda Trust Signing Subscription Agreement”) to subscribe for 1,000,000 newly issued shares of Common Stock at a purchase price of $10.00 per share, contingent upon the Closing. Furthermore, simultaneously with the signing of the Merger Agreement, Ananda Trust invested an aggregate of $10,000,000 in Zoomcar (the “Ananda Trust Signing Investment”), in exchange for a convertible promissory note issued by Zoomcar to Ananda Trust (the “Ananda Trust Zoomcar Note”). At the Closing, Zoomcar’s repayment obligations under the Ananda Trust Zoomcar Note was offset against Ananda Trust’s payment obligations under the Ananda Trust Signing Subscription Agreement and Ananda Trust received newly issued shares of Common Stock in accordance with the terms of the Ananda Trust Signing Subscription Agreement.

The Ananda Trust Signing Subscription Agreement includes registration rights obligations on the part of IOAC and is conditioned on the concurrent Closing and other customary closing conditions. Among other things, Ananda Trust will not have any right, title, interest or claim of any kind in or to any monies in the Trust Account, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom). In the event that the Business Combination is not consummated, the Ananda Trust Note issued by Zoomcar in consideration of the Ananda Trust Investment will be exchanged for a new convertible promissory note issued by Zoomcar, and such note will be convertible upon the consummation of a subsequent financing of Zoomcar in which Zoomcar raises an aggregate of at least $5 million, and the Ananda Trust Subscription Agreement will terminate automatically.

On December 19, 2023, IOAC and Ananda Trust, an affiliate of the Sponsor, entered into a subscription agreement (the “Ananda Trust Closing Subscription Agreement”), pursuant to which, upon the Closing, Ananda Trust purchased 1,666,666 IOAC Class A ordinary shares at a price of $3.00 per share (the “Ananda Trust Closing Investment”). Other than with respect to the per share purchase price, the terms of the Ananda Trust Closing Subscription Agreement were substantially similar to the terms of the Ananda Trust Signing Subscription Agreement.

Ananda Trust is an affiliate of the Sponsor. Further, the Trustee and control person with regard to the Ananda Trust, Mohan Ananda, was, prior to the Closing, the Chief Executive Officer and Chairman of the board of directors of IOAC; additionally, Mr. Ananda was a director of IOAC and has been appointed to serve as the initial chairman of the Company Board from and after the Closing. Additionally, based on the Company’s capitalization immediately after the Closing, Ananda Trust is the Company’s largest stockholder, though Ananda Trust’s proportionate interest and voting power with regard to the Company may change over time and from time to time.

The terms of the Ananda Trust Closing Investment are not necessarily reflective of the terms and conditions of a transaction negotiated at arm’s length, and it is possible that, if such terms were negotiated at arm’s length, they would have been different from, and more favorable to, the Company and its stockholders; however, the disinterested members of the IOAC Board approved the terms of the Ananda Trust Closing Investment, which they believed to be the best terms available, under the circumstances, to facilitate the consummation of the proposed Business Combination and deliver capital required by the Company to pursue its business plans.

Lock-Up Agreement

On October 13, 2022, in connection with the contemplated merger agreement, IOAC and certain Zoomcar stockholders entered into a Lock-Up Agreement. Pursuant to the Lock-Up Agreement, each Zoomcar stockholder holding 1% or more of the total number of issued and outstanding Zoomcar shares on a fully diluted, as converted to common stock basis, will be subject to the restrictions described below from the Closing until the termination of applicable lock-up periods described below. Such Zoomcar stockholders agreed not to, without the prior written consent of the Zoomcar board and subject to certain exceptions, during the applicable lock-up period: (i) lend, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the Securities Exchange Act of 1934, as amended Exchange Act, and the rules and regulations of the SEC promulgated thereunder, any BC Lock-Up Shares; (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the BC Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; or (iii) publicly announce any intention to effect any transaction specified in the foregoing clauses. Pursuant to the Lock-Up Agreement, IOAC and certain Zoomcar stockholders agreed to the foregoing transfer restrictions during the period beginning on the date of Closing and ending on the date that is the earlier of (i) six months after the Closing and (ii) subsequent to the Merger, (x) if the last sale price of Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing; or (y) the date on which Zoomcar completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that result in all of Zoomcar’s stockholders having the right to exchange their shares for cash, securities or other property.

On December 18, 2023, OIAC and Ananda Trust entered into a First Amendment to Lock-Up Agreement, pursuant to which the lock-up period for the shares held by Ananda Trust were amended to terminate upon the earlier of (i) twelve months after the Closing Date or (ii) subsequent to the Business Combination, the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transactions that results in all of the Company’s stockholders having the right to exchange their shares of cash, securities or other property.

On February 1, 2024, the Company entered into an agreement (the “Lock-Up Release Agreement”) with two of the former members of the Sponsor, ASJC Global LLC - Series 24 (“ASJC”) and Cohen Sponsor LLC - A24 RS (“Sponsor Investor,” and together with ASJC, the “Lock-Up Release Parties”), pursuant to which the Company agreed to waive the lock-up restrictions provided for in the letter agreement (as amended, the “Letter Agreement”), dated October 26, 2021, by and among the Company, the then-officers and directors of the Company, and the Sponsor, with respect to the Lock-Up Release Parties for a period of 120 days (the “Lock-Up Release Period”) for a cash fee to be paid by the Lock-Up Release Parties to the Company within 3 business days of each 14 day payment period during the Lock-Up Release Period, in an amount between $0.50 and $1.50 per share of the Common Stock that is sold by the Lock-Up Release Parties during the Lock-Up Release Period, less any legal fees in the amount of up to $50,000 incurred by the Lock-Up Release Parties in connection with the Lock-Up Release Agreement (the transactions contemplated in the Lock-Up Release Agreement, the “Lock-Up Release”). The cash fee payable to the Company by the Lock-Up Parties will be based upon the volume weighted average price per share of the Common Stock during each 14 day payment period during the Lock-Up Release Period. At the end of the Lock-Up Release Period, the lock-up restrictions provided for in the Letter Agreement will be reaffixed to any shares of the Common Stock held by the Lock-Up Release Parties at that time and no consideration will be due from the Lock-Up Release Parties to the Company for any such shares. On March 18, 2024, the Lock-Up Release Agreement was amended pursuant to which (i) the Lock-Up Release Period was extended from 120 days through the end of the original six-month lock-up period, (ii) the volume and stock price restrictions for sales made by the Lock-Up Release Parties during the Lock-Up Release Period were removed and (iii) the payment terms between the Company and Lock-Up Release Parties was modified such that, in lieu of the prior payment schedule, the Lock-Up Release Parties will pay the Company $500,000 in an upfront cash payment and thereafter, and only after the Lock-Up Release Parties have sold 1,428,572 shares, the Lock-Up Release Parties will pay the Company $0.35 per additional share sold during the Lock-Up Release Period. There can be no assurance that the Company will receive any additional cash payments from the Lock-Up Release Parties other than the $500,000 upfront cash payment.

Amendment to Zoomcar’s Investors’ Rights Agreement

Prior to the Closing, Zoomcar solicited and received consents from requisite outstanding Zoomcar shares to a proposed amendment to an investor rights agreement (the “IRA”) between Zoomcar and holders of Zoomcar preferred shares (the “IRA Amendment”), which was adopted on December 28, 2023. Pursuant to the IRA Amendment, subject to certain exceptions, the securities issuable in the Business Combination to each investor party thereto would be restricted from disposing of or hedging any of Company securities beneficially owned by them, including shares of Company Common Stock issuable upon exercise or conversion of any convertible securities issuable to such investors in connection with the Merger, including, without limitation, any shares of Common Stock (“Company Shares”) issuable upon the exercise of options or warrants held by them immediately after the Effective Time, or any other securities convertible into or exercisable or exchangeable for Company Shares held by them immediately after the Effective Time during the period from the date of the Closing and ending (i) as to one-third of such shares, six (6) months after the Closing, (ii) as to one-third of such shares, nine (9) months after the Closing, and (iii) as to the remainder of such shares, twelve (12) months after the Closing, provided that all of such lock-up restrictions will terminate upon completion of a liquidation, merger, capital stock exchange, reorganization or other similar transactions that result in all of Company’s stockholders having the right to exchange their shares for cash, securities or other property. The IRA Amendment provides the foregoing lock-up restrictions supersede the transfer restrictions provided for in the IRA prior to the adoption of the IRA Amendment, assuming the consummation of the Business Combination. Prior to Closing, the board of directors of Zoomcar approved an exclusion from the lock-up terms under the IRA applicable to five (5%) of the Company Shares that would have otherwise been subject to lock-up pursuant to the trading restrictions described above resulting from the adoption of the IRA Amendment.

The Charter contains provisions limiting the liability of directors, and the Bylaws provide that Zoomcar will indemnify each of its directors and officers to the fullest extent permitted under Delaware law. In addition, the Bylaws provide that, to the fullest extent permitted by Delaware law and subject to very limited exceptions, Zoomcar will advance all expenses incurred by its directors and officers in connection with a legal proceeding involving his or her status as a director or officer of Zoomcar. See the section titled “Description of Securities - Limitation on Liability and Indemnification of Directors and Officers” in our Form 10-K for information on the indemnification provisions of the Charter and Bylaws.

Participation of Zoomcar former Chief Executive Officer and Chairman and Director in the December 2024 Offering

Hiroshi Nishijima, our former Acting Chief Executive Officer of the Company, and Uri Levine, Chairman and Director, were each investors in the December 2024 Offering, and invested $50,000 and $300,000, respectively, of the aggregate investment amount of $5.48 million in the December 2024 Offering.

Participation of Zoomcar Former Director in the November 2024 Offering

Mark Bailey, a former director of the Company, was one of the investors in the November 2024 offering, and invested $2.5 million of the aggregate investment amount of $9.15 million in the November 2024 offering.

Payments to the Chairman as an erstwhile consultant

Uri Levine was also engaged with Zoomcar since October 21, 2024, as a consultant. His position as a consultant was terminated effectively upon becoming a director and Chairman. Effective as of March 31, 2025, the Board appointed Uri Levine, as a member and Chairman of the Board to serve as a Class III Director. During his term as a consultant to the Company Mr. Levine was processed a compensation of $174,996.

For the upcoming fiscal year Mr. Levine shall be eligible for the following compensation based on the Board Appointment Letter executed on March 28, 2025: (i) a service fee of $29,166 per month, (ii) a $500,000 cash bonus on September 30, 2025 and (iii) award Mr. Levine, subject to stockholder approval 1,000,000 shares of restricted stock all of which shall vest on the earlier of (A) the second anniversary of the date of grant and (B) Zoomcar India Private Limited, an Indian limited liability company and subsidiary of the Company, achieving $20 million or more in revenue in fiscal year 2026, in each case subject to the Stockholder Approval having been obtained on or before such date. Mr. Levine may not be awarded the Restricted Stock Award, unless and until Stockholder Approval has been obtained and if it is never obtained, he is not entitled to any other compensation in lieu thereof. Mr. Levine is also entitled to be reimbursed for all reasonable out-of-pocket expenses pursuant to the expense policy applicable to members of the Board.

Policies for Approval of Related Person Transactions

Zoomcar has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which Zoomcar or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest.

A “Related Person” means:

●	any person who is, or at any time during the applicable period was, one of the Zoomcar’s officers or one of Zoomcar’s directors;

●	any person who is known by Zoomcar to be the beneficial owner of more than five percent (5%) of its voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Zoomcar has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee will have the responsibility to review related party transactions.

All of the transactions described in this section were entered into prior to the adoption of this policy. Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement and are available electronically on the website of the SEC at www.sec.report.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent. The Company has engaged the services of Advantage Proxy, Inc. to assist with the solicitation of proxies and have agreed to pay $12,500 and reimbursement for expenses for such services.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 8,488,485 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned.

In the election of directors, the two persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

Each of the proposals requires the affirmative “FOR” votes of a majority of the votes cast on such proposal. Abstentions will have no effect on the outcome of these proposals. None of the proposals, other than the Auditor Ratification Proposal and the Adjournment Proposal, will be routine matters, and as such brokers may not vote at the Annual Meeting on any proposal, other than the Auditor Ratification Proposal and the Adjournment Proposal, unless they have received instructions from a beneficial owner.

Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Litigation with Prior Placement Agent

On March 14, 2025, the Company received a demand letter (the “Demand Letter”) from the attorneys for the placement agent (the “Prior Placement Agent”), with which the Company had entered into an engagement agreement on or about May 23, 2024 (the “Prior Placement Agreement”). A claim has been made, pursuant to the terms of the Prior Placement Agreement, for the payment of cash fees and the issuance of warrants to the Prior Placement Agent, as and for “tail fees” owed in connection with any financings within 18 months after the expiration or termination of the Prior Placement Agreement. The claims are made with respect to the sales of securities in the offerings closed by the Company in June 2024, November 2024, December 2024 and February 2025. The demand is for 7% of the aggregate gross proceeds received by the Company in each of those offerings from investors on a “tail list” provided by the Prior Placement Agent and warrants to purchase up to 7% of the aggregate number of shares of common stock issued in each of the offerings to investors on the “tail list,” which warrants are to have the same terms and warrants offered to investors in each of the offerings, with an exercise price equal to 125% of the applicable offering price.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our Annual Meeting must comply with the requirements set forth in the Amended and Restated Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Amended and Restated Bylaws require, among other things, that a stockholder must have given timely notice of any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than one hundred twenty (120) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or a reasonable time before the date on which the Corporation begins to print and mail its proxy materials for the current year if during the prior year the Corporation did not hold an annual meeting or if the date of the annual meeting was changed more than thirty (30) days from the prior year). Accordingly, for the 2026 Annual Meeting, assuming the meeting is held on or about July 20, 2026, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than October 21, 2025. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with the requirements in the Amended and Restated Bylaws will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for our Annual Meeting of Stockholders.

In addition to satisfying the advance notice requirements under the Amended and Restated Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than the later of (i) 60 calendar days prior to the anniversary of the previous year’s annual meeting of stockholders, or (ii) 10 calendar days following the date on which public announcement of the Annual Meeting date is first made. For any such director nominee to be included on our proxy card for the 2026 Annual Meeting, assuming the meeting is held on or about July 20, 2026, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than ten (10) calendar days following the date on which the Company first publicly announced the date of the 2026 Annual Meeting.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o Zoomcar Holdings, Inc., Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended March 31, 2025 (“Form 10-K”). Such Report includes the Company’s audited financial statements for the fiscal year ended March 31, 2025 and certain other financial information, which is incorporated by reference herein.

We are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Deepankar Tiwari at zoomcar-stockholders@zoomcar.com or by sending a letter to Deepankar Tiwari at offices of the Company at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting Deepankar Tiwari, at zoomcar-stockholders@zoomcar.com or by sending a letter to Deepankar Tiwari at offices of the Company at Anjaneya Techno Park, No.147, 1st Floor, Kodihalli, Bangalore, India 560008.

ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

Zoomcar Holdings, Inc.

Zoomcar Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1. That on [●], the Board of Directors (the “Board”) of the Corporation duly adopted resolutions setting forth a proposed amendment (the “Amendment”) of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, declaring the Amendment to be advisable and submitting the Amendment at a meeting of the stockholders of the Corporation for consideration thereof.

2. That thereafter, pursuant to resolutions of the Board, a general meeting of stockholders of the Corporation was duly called and held on July 20, 2026, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware and at which meeting the necessary number of shares as required by statute and the Amended and Restated Certificate of Incorporation of the Corporation were voted in favor of approval of the Amendment.

3. This Amendment amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

4. Resolved, that the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety, as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Two Billion (2,000,000,000) shares, One Billion, Nine Hundred and Ninety Million (1,990,000,000) of which shall be common stock, par value $0.0001 per share (“Common Stock”) and Ten Million ((10,000,000)) of which shall be blank-check preferred stock, par value $0.0001 per share (“Preferred Stock”).”

5. That the Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

6. All other provisions of the Amended and Restated Certificate of Incorporation of the Corporation shall remain in full force and effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE FOLLOWS]

A-1

IN WITNESS WHEREOF, Zoomcar Holdings, Inc. has caused this Certificate to be executed by its duly authorized officer on this [__] day of April, 2026.

ZOOMCAR HOLDINGS, INC.

By:
Name:	Deepankar Tiwari
Title:	Chief Executive Officer

A-2

ANNEX B

Uri Levine Agreement Letter

Zoomcar Holdings, Inc.

March 28, 2025

Uri Levine Via email:

Dear Mr. Levine:

As we discussed, the requisite members of the Board of Directors (the “Board”) of Zoomcar Holdings, Inc. (the “Company”) plan to appoint you as a director and Chairman of the Board, effective March 31, 2025 (the “Effective Date”), to fill a current vacancy on the Board. We appreciate your willingness to accept this position, and we look forward to your valuable contributions.

In consideration of your service, the Board will provide you with the following:

●	A service fee of $29,166 USD per month, payable monthly in arrears,

●	A $500,000 USD cash bonus that shall become payable within thirty days following the six-month anniversary of the Effective Date, and

●	Subject to the approval of the Company’s stockholders, a grant of 1,000,000 restricted shares (the “Restricted Share Award”), which shall vest upon the earlier of (1) the second anniversary of the grant date and (2) Zoomcar India Private Limited, an Indian limited liability company and subsidiary of the Company, achieving $20 million or more in revenue in fiscal year 2026. If the Company’s stockholders do not approve the Restricted Share Award, you will not be granted the Restricted Share Award, and the Company shall not have any obligation to grant you additional compensation to replace the Restricted Share Award.

The aforementioned compensation is in lieu of any compensation that may be payable to you under the Company’s director compensation program. However, we will reimburse you for reasonable out-of-pocket expenses pursuant to the expense policy applicable to members of the Board.

We plan to have at least one scheduled Board meeting each calendar quarter. As a Board member, you are responsible for attending these scheduled meetings in person or by telephone.

In connection with your services to the Company, we expect that technical, business or financial information of the Company (“Confidential Information”) will be disclosed to you. To the extent that Confidential Information is not publicly known or not otherwise previously known by you without an obligation of confidentiality, you agree not to use (except in connection with your services to the Company) or disclose Confidential Information to any third party and to take reasonable steps to maintain the confidential nature of all Confidential Information. Nothing herein shall be construed so as to prevent you from voluntarily communicating with government agencies.

You have provided us with a description of your investments and activities in the Company’s industry and we have agreed they do not pose a conflict of interest at this time. You will advise the Company of any additional investments or activities in industries in or adjacent to those in which the Company operates and, in addition, we ask that you inform the Board of any potential or actual, direct or indirect, conflict of interest that you think exists or may arise because of your relationship with the Company, so that we may come to a quick and mutually agreeable resolution. By signing this letter agreement, you also represent and warrant that you have no contractual commitments or other legal obligations to a third party that would prohibit you from performing your duties for the Company.

As part of our overall responsibilities, the Company and the Company’s stockholders reserve the right to remove any individual from the Board at any time in accordance with the provisions of applicable law. You, of course, may also terminate your relationship with Company at any time. When you cease to be a member of the Board (whether at our request or your election), you must return all Confidential Information to the Company.

B-1

During your tenure on the Board, you will at all times and for all purposes be acting as an independent contractor and not as an employee of the Company. Accordingly, you will not be eligible to participate in any employee benefit plans provided by the Company to its employees and the Company will not, on your account, (i) pay any unemployment tax or other taxes required under the law to be paid with respect to employees or (ii) withhold any monies from any compensation paid to you for income or employment tax purposes.

By your execution of this agreement, you confirm that this agreement constitutes the entire agreement between the Company and yourself and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among us with regard to the subject matter hereof, including, for the avoidance of doubt, any rights, payments and obligations due in accordance with that certain consulting agreement, dated October 21, 2024, between the parties hereto which shall be deemed terminated as of the Effective Date with no further payments due, securities owed or rights or obligations due to you by the Company.

I am excited about your joining our Board and look forward to working with you to help make the Company truly great and prosperous. You may indicate your agreement with these terms and accept this offer by signing and dating the enclosed duplicate original of this letter agreement and returning it to me.

Very truly yours,

ZOOMCAR HOLDINGS, INC.

	By:	/s/ Hiroshi Nishijima
	Name:	Hiroshi Nishijima
	Title:	CEO

I have read and accept this offer:

/s/ Uri Levine
Uri Levine

Dated: March-28-2025

B-2

ANNEX C

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

Zoomcar Holdings, Inc.

Zoomcar Holdings, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.	The name of the Corporation is:

Zoomcar Holdings, Inc.

2.	The following amendments to the Amended and Restated Certificate of Incorporation was approved by the directors of the corporation on the day of , 2026 and the stockholders of the corporation on the day of , 2026.

Resolved that Article Four of the Amended and Restated Certificate of Incorporation be amended by adding the following new paragraph at the end of Article Four, Section (a) as subsection (v):

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each [●] shares of the Corporation’s Common Stock, par value $0.0001 per share, issued and outstanding or held in treasury immediately prior to the Effective Time, shall automatically be combined into one (1) validly issued, fully paid and nonassessable share of Common Stock, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional shares as determined by the Board of Directors and disclosed in the Corporation’s proxy statement relating to this Certificate of Amendment. The total number of authorized shares of Common Stock shall not be affected by this Certificate of Amendment.”

3.	The number of shares of Common Stock outstanding at the time of the adoption of the amendment was: shares.

4.	This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective as of , 2026 at p.m. Eastern Time.

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IN WITNESS WHEREOF, Zoomcar Holdings, Inc. has caused this Certificate to be executed by its duly authorized officer on this day of        , 2026.

ZOOMCAR HOLDINGS, INC.

By:
Name:	Deepankar Tiwari
Title:	Chief Executive Officer

C-1

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

ZOOMCAR HOLDINGS, INC. NO. 147, ANJANIEYA TECHNO PARK 1ST FLOOR KODIHALLI, 560008, INDIA	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 20, 2026 11:00 AM ET. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to [www.virtualshareholdermeeting.com/ZCAR2026AM]

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903

Use a touch-tone telephone to transmit your voting instructions to the number provided on your proxy card up until 11:00 a.m. Eastern Time on July 20, 2026. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5 and 6:	For	Against	Abstain

1.	To ratify the appointment of Bansal & Co LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026;	☐	☐	☐

		For	Withhold

		For	Against	Abstain

2.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 260,000,000 to 2,000,000,000;	☐	☐	☐

3.	To approve the issuance of up to an aggregate of 509,192,089 shares of Common Stock in connection with an Offer to Exchange Outstanding Warrants of the Company for shares of Common Stock;	☐	☐	☐

4.	To approve the grant of 1,000,000 Restricted Shares of Common Stock of the Company to Uri Levine, Chairman of the Board, as an inducement grant outside of the Company’s Incentive Plan, pursuant to his Board Appointment Letter, dated March 28, 2025;	☐	☐	☐

5.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of the Common Stock, at a ratio of between one-for-two and one-for-eight hundred, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion;	☐	☐	☐

6.	To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the foregoing proposals; and	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	DATE

Signature (Joint Owners)	DATE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

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ZOOMCAR HOLDINGS, INC.

Proxy for the Annual Meeting of Stockholders

To be held on July 20, 11:00 AM ET

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints DEEPANKAR TIWARI, as proxy of the undersigned, with full power of substitution, to vote all the shares of common stock of Zoomcar Holdings, Inc. held of record by the undersigned on June 26, 2026, at the Annual Meeting of Stockholders to be held on July 20, 2026, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side